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                                                                   Exhibit 23.2

               CONSENT OF ARTHUR ANDERSEN, INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of the Amendment No. 1 to Registration Statement relating to the registration pursuant to the Securities Act 1933 of the ordinary shares of SDL, Inc. on Form S-4 attached to this consent.

/s/ Arthur Andersen
Chartered Accountants
Cambridge, England

April 16, 1999